UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 26, 2005

EQUITY RESIDENTIAL

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza, Suite 400
Chicago, Illinois  60606

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code:  (312) 474-1300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 26, 2005, the Board of Trustees of Equity Residential (the “Company”) appointed David J. Neithercut, the Company’s Executive Vice President of Corporate Strategy, as President of the Company effective immediately.  As previously announced in the Company’s press release dated March 28, 2005, Bruce W. Duncan, Equity Residential’s CEO and former President, will be retiring on January 2, 2006, at which time Mr. Neithercut will assume the position of CEO.  Mr. Neithercut, 49, has served as Executive Vice President of Corporate Strategy since January 2004.  He was Executive Vice President and Chief Financial Officer of the Company from February 1995 to August 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2005	EQUITY RESIDENTIAL

	By:	/s/ Bruce C. Strohm
Bruce C. Strohm
Executive Vice President, General Counsel and Secretary